Summary
Prospectus

March 1, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Investment Grade Convertible Fund

Class  A  ......  SBFCX

Class  I   ......  VICIX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Investment Grade Convertible Fund Summary

Investment Objective

The Fund seeks to provide a high level of current income together with long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 24 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.56%	0.31%
Total Annual Fund Operating Expenses	1.31%	1.06%
Fee Waiver/Expense Reimbursement	(0.00)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	1.00%[1]

1The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class I shares do not exceed 1.00% until at least February 28, 2011.

Investment Grade Convertible Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$331	$607	$904	$1,747
Class I	$102	$331	$579	$1,289

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Investment Grade Convertible Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks. The Fund may invest a portion of its assets in American Depository Receipts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities convertible into common stock and synthetic convertible securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund may invest up to 20% of its net assets (as defined above) in un-rated or below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds." See "Risks associated with investing in below-investment-grade securities" and the Appendix.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults. This risk is greater for any investments in below investment grade rated debt.

■  The rate of inflation increases.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. In addition, the Fund is subject to the risks related to investments in below-investment-grade debt securities.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Grade Convertible Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  14.05% (quarter ended June 30, 2009)

Lowest  -19.04% (quarter ended September 30, 2008)

Investment Grade Convertible Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years
CLASS A1
Before Taxes	25.01%	0.42%	2.80%
After Taxes on Distributions	22.81%	(0.95)%	1.29%
After Taxes on Distributions and Sale of Fund Shares	16.15%	(0.24)%	1.64%
CLASS I
Before Taxes	27.78%	(4.93)%[2]	N/A
INDICES
Merrill Lynch All Investment Grade U.S. Convertible Securities Index (VXA1)[3] Index returns reflect no deduction for fees, expenses, or taxes.	25.49%	0.09%	1.19%
Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index (VOA1)[4] Index returns reflect no deduction for fees, expenses, or taxes.	23.89%	1.27%	2.13%

1  Performance data is calculated based on the current maximum sales load of 2.00%. Prior to December 31, 2002, the maximum sales load was 5.75%.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Merrill Lynch All U.S. Investment Grade Convertible Securities Index includes convertible securities with an average rating of Baa3/BBB or higher by Moody's and/or Standard & Poor's, a minimum issue size of $50 million, and that are U.S.-dollar denominated. It is not possible to invest directly in an index.

4  The Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index is an unmanaged index measuring the performance of all high investment grade (rated BBB to AAA) convertible preferred and convertible bonds of all maturities, with at least $50 million issued. The issues also must be ex-mandatory in conversion character. It is not possible to invest directly in an index.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Richard A. Janus is a Chief Investment Officer and Senior Managing Director of the Adviser, and has been a portfolio manager of the Fund since April 1996.

James K. Kaesberg is a Managing Director of the Adviser, and has been a portfolio manager of the Fund since April 1996.

Amy E. Bush is a Director of the Adviser, and has been a portfolio manager of the Fund since 1998.

Investment Grade Convertible Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.